UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM
8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): December 3, 2025

PROLOGIS, INC.
PROLOGIS, L.P.
(Exact name of registrant as specified in charter)

Maryland (Prologis, Inc.)	001-13545 (Prologis, Inc.)	94-3281941 (Prologis, Inc.)
Delaware (Prologis, L.P.)	001-14245 (Prologis, L.P.)	94-3285362 (Prologis, L.P.)
(State or other jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

Pier 1, Bay 1, San Francisco, California	94111
(Address of Principal Executive Offices)	(Zip Code)
Registrants’ Telephone Number, including Area Code: (415)
394-9000
N/A
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form
8-K
filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

	Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Prologis, Inc.	Common Stock, $0.01 par value	PLD	New York Stock Exchange
Prologis, L.P.	3.000% Notes due 2026	PLD/26	New York Stock Exchange
Prologis, L.P.	2.250% Notes due 2029	PLD/29	New York Stock Exchange
Prologis, L.P.	5.625% Notes due 2040	PLD/40	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule
12b-2
of the Securities Exchange Act of 1934
(§240.12b-2
of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
On December 3, 2025, the Talent and Compensation Committee (the “Compensation Committee”) of the Board of Directors of Prologis, Inc. (the “Company”) approved a new form of Performance Stock Unit Agreement (the “Updated PSU Agreement”) to be used to grant equity awards under the Company’s 2020 Long-Term Incentive Plan. The Updated PSU Agreement provides for the accrual of dividend equivalents on Target PSUs (as defined in the Updated PSU Agreement) during the applicable performance period. Such dividend equivalents will be settled in cash after the applicable performance period if and to the same extent that
the underlying Target PSUs are earned based on the applicable performance criteria, subject to the terms of the Updated PSU Agreement. A copy of the Updated PSU Agreement has been filed as an exhibit to this Current Report and is incorporated herein by reference.
The Compensation Committee also approved a form of amendment to the Amended Agreement Relating to Retirement Eligibility and Vesting of Equity-Based Awards (the “Retirement Eligibility Waiver Amendment”) entered into previously between the Company and each of Daniel S. Letter, Timothy D. Arndt and Carter H. Andrus. The Retirement Eligibility Waiver Amendment provides that for each of Messrs. Letter, Arndt and Andrus any equity-based awards granted on or after January 1, 2026, shall not be subject to the terms of the waiver. A copy of the Retirement Eligibility Waiver Amendment has been filed as an exhibit to this Current Report and is incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.
(d)
Exhibits
. The following documents have been filed as exhibits to this report and are incorporated by reference herein as described above.

Exhibit No.	Description

10.1	Form of Performance Stock Unit Agreement (Cash-Settled Dividend Equivalents)

10.2	Form of Amendment to Amended Agreement Relating to Retirement Eligibility and Vesting of Equity-Based Awards

104	Cover Page Interactive Data File – the cover page iXBRL tags are embedded within the Inline XBRL document.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PROLOGIS, INC.

Date: December 5, 2025	By:	/s/ Deborah K. Briones
	Name:	Deborah K. Briones
	Title:	Chief Legal Officer and General Counsel

PROLOGIS, L.P. By:
Prologis, Inc., its
General Partner

Date: December 5, 2025	By:	/s/ Deborah K. Briones
	Name:	Deborah K. Briones
	Title:	Chief Legal Officer and General Counsel